UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2021

Home Point Capital Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39964	90-1116426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Old Earhart Road, Suite 250
Ann Arbor, Michigan 48105
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 616-6866

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0000000072 per share	HMPT	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 4, 2021, Home Point Capital Inc. (the “Company”) published an earnings release reporting its financial results for the fiscal quarter ended September 30, 2021. A copy of the earnings release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The investor presentation materials used on the Company’s earnings call are attached as Exhibit 99.2 hereto and are incorporated by reference herein. On November 4, 2021, the Company posted the materials attached as Exhibits 99.1 and 99.2 on its website (www.investors.homepoint.com).

The foregoing information (including Exhibits 99.1 and 99.2 hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

Supplemental Financial Information

On November 4, 2021, the Company made certain historical quarterly financial information (“Supplemental Financial Information”) available through its website (www.investors.homepoint.com). A copy of the Supplemental Financial Information is attached as Exhibit 99.3 hereto and is incorporated by reference herein.

The Company’s website and the information contained on, or that can be accessed through, the Company’s website will not be deemed to be incorporated by reference in, and are not considered part of, this Current Report on Form 8-K.

Dividend

On November 4, 2021, the Company announced that its Board of Directors (the “Board”) declared a cash dividend of $0.04 per share for the third quarter of 2021. This dividend is payable on or about November 30, 2021 to all stockholders of record at the close of business on November 15, 2021. The Board determined to pay a reduced dividend on the Company’s common stock for the third quarter of 2021 compared to the second quarter of 2021 commensurate with the Company's market capitalization. The Board intends to reassess the payment of cash dividends on a quarterly basis.

The Company makes no assurance that the Company will continue to pay dividends in the future, or that any dividends will not be reduced or eliminated in the future. Future determinations to declare and pay cash dividends, if any, will be made at the discretion of the Board and will depend on a variety of factors, including applicable laws, the Company’s financial condition, results of operations, contractual restrictions, capital requirements, business prospects, general business or financial market conditions and other factors the Board may deem relevant.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Earnings release dated November 4, 2021.
99.2	Investor presentation materials dated November 4, 2021.
99.3	Supplemental Financial Information.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME POINT CAPITAL INC.

Date: November 4, 2021

	By:	/s/ Mark E. Elbaum
	Name:	Mark E. Elbaum
	Title:	Chief Financial Officer